Exhibit 99.1

Limitless X Holdings Issues Shareholder Letter Detailing Strategic Transformation, Reg A+ Qualification, Capital Markets Milestones, and Near-Term Growth Outlook

LOS ANGELES, CA – September 03, 2025 – Limitless X Holdings, Inc. (OTCQX: LIMX).

Dear Valued Shareholders,

On behalf of the Board of Directors and Management Team at Limitless X Holdings, Inc., I am pleased to share an important update on the Significant Progress we have made in Repositioning and Strengthening our Company over the past several months. This Letter is both a Reflection on where we have been and a Vision for where we are heading.

Limitless X: A Transformed Company, Built for Phenomenal Growth

Today, Limitless X is a Transformed Company.

We have completely reshaped the way we operate by bringing all functions related to compliance, operations, and marketing fully in-house. This also includes the strengthening of our legal division and the creation of a world-class product innovation team.

This team is not just focused on dietary supplements, but is comprised of leading experts in science, nutrition, and product design who will ensure every product that we launch is unique, differentiated, and unmatched in the marketplace. Our mission is to create offerings that stand out from anything else available, blending cutting-edge research with real-world consumer needs to deliver powerful results and lasting impact.

By eliminating third-party dependencies, we now have complete control over marketing, branding, compliance, operations, and customer experience. The result is a stronger foundation, lower risk, and a sustainable model built for our expected m growth.

From Brand to Fully Integrated Platform

We are no longer just a brand that sells nutritional supplements focused on brain health, weight management and recovery. We are creating an integrated platform that is expected to touch many parts of the health and wellness industry. The Company expects to make a significant impact in television and film, regenerative skin care, fintech, entertainment and real estate.

Capturing the Future of Health and Wellness

Our renewed focus is on seizing the massive opportunities in health, wellness, and beyond. We are developing and launching innovative products and services, highlighted in this Shareholder Letter, that align with the evolving needs of today’s consumers. Many of these initiatives are guided by my own transformation journey and active lifestyle, giving us real-world insight into what people actually need to achieve results.

The Road Ahead

The future for Limitless X is clear:

●	A stronger, more scalable business model with improved margins.

●	Complementary products that leverage existing market traction and expand addressable revenue streams

●	A scalable growth engine engineered for consistent results through all market conditions

Our Inflection Point

We are at an inflection point. Limitless X has never been more focused, more capable, or more ready to deliver phenomenal success for both our customers and our shareholders.

Regulation A Tier 2 Offering Approval

We are proud to announce that our Regulation A Tier 2 Offering has been Qualified by the SEC. This Milestone expands our Access to Capital Markets and broadens our Investor Base, providing us with the Resources to Accelerate Growth and Execute our Strategic Initiatives.

Our Offering has been carefully structured to align with the Long-Term Interests of both the Company and its Shareholders. Specifically, we have designed it to:

●	Provide Investors with access to a New Class of Perpetual Preferred Stock, which will trade under the symbol ‘LIMXP’, and pays a 15% Annual Dividend, offering Predictable and Attractive Returns.

●	Preserve Shareholder Value through built-in Value-Protection Mechanisms, ensuring our Capital Raise does not come at the Expense of Existing Equity Holders.

●	Position LIMX for Future Uplisting Opportunities by strengthening our Capitalization, expanding our Investor Base, and enhancing Market Credibility.

●	Maintain Flexibility in Capital Allocation so we can strategically deploy Funds toward High-Growth Initiatives across Wellness, Digital Assets, Entertainment, and Global Expansion.

This Offering not only provides Growth Capital but also represents a strong Vote of Confidence in our Business Model, Leadership Team, and Vision for Limitless X Holdings. By introducing the ‘LIMXP’ Preferred Stock Class alongside our existing Common Stock (LIMX), we are opening the door to both Institutional and Retail Investors, democratizing access to our Growth Story while ensuring we remain well-capitalized to pursue Transformative Opportunities.

Debt Reduction and Balance Sheet Strengthening

We are actively working to Restructure and Eliminate a significant portion of the Legacy Debt that has weighed heavily on the Company. I have personally agreed to Relinquish my Debt Claims relating to the Series C Preferred Stock, which not only removes a substantial Financial Burden to the Company but also eliminates a significant portion of Debt from our Balance Sheet. To ensure this is properly structured and compliant, the Company, its advisors and Series C preferred shareholders are in final stages of finalizing an Amendment to the Preferred Class C designation related to this debt. While some Negative Equity will remain, these Actions will Significantly Reduce It and strengthen our overall Capital Structure. This process marks an important step in Cleaning up our Balance Sheet, enhancing Stability, and positioning the Company to focus more effectively on Growth, Innovation, and Long-Term Shareholder Value.

The Look Good, Feel Great Ecosystem

At the core of Limitless X Holdings is our Vision to build a “Look Good, Feel Great” Ecosystem that unites Wellness, Entertainment, and Digital Innovation under one Brand Family.

Our Primary Operating Subsidiary, Limitless X, Inc., serves as the Foundation of this Ecosystem. This Division is focused on Direct-to-Consumer Dietary Supplements and Consumer Packaged Goods, where we have already established strong traction online. Our flagship products are NZT-48, NZT-48 Lions Mane, NZT-48 for Her and Oneshot Nootropic Pre-Workout. Additionally, the company is expanding the sale of its Dietary Supplements into offline retail distribution.

From this foundation, we are entering synergistic verticals designed to fortify our market position:

Bodycor

Bodycor was established to unify and drive all healthcare-focused initiatives under the Limitless brand. BodyCor integrates advanced health technologies with direct-to-consumer distribution, combining AI-driven tools, functional health solutions, and personalized protocols with premium nutraceuticals.

The company’s mission is to advance personalized, preventative wellness through innovative solutions such as non-invasive, saliva-based diagnostics paired with evidence-based supplements. By leveraging data-driven insights, BodyCor aims to deliver tailored recommendations, enhance product innovation, and improve customer outcomes across core aspects of health, performance, and vitality.

Through this approach, BodyCor seeks to create a scalable platform that personalizes health journeys, deepens customer engagement, and expands the Limitless ecosystem of consumer brands.

Limitless Films

Serving as both a Creative Hub and Global Marketing Platform. Limitless Films has financed one film, for an A list actor and is evaluating other financing projects. Limitless Films expects to integrate Influencers, Streamers, and Product Placements into its Productions. This unique Model should drives Brand Visibility, strengthen Cultural Relevance, and accelerate our Expansion into International Markets, creating scalable Exposure that directly supports Growth across our Brands.

We are actively developing Quality Film Projects in collaboration with Renowned Directors, Accomplished Actors, and Industry-Leading Creatives. Backed by a Team of Highly Experienced Professionals with decades of Expertise across Film Production, Distribution, and Entertainment Marketing, Limitless Films is positioned to deliver Content that is both Commercially Successful and Culturally Impactful.

In addition, we will be incorporating Web3 Technologies, Tokenized Engagement Models, and Blockchain-Based Rewards into the Limitless Films Ecosystem into future projects. By integrating Tokens and Digital Assets, our Productions will not only entertain but also create new Opportunities for Fan Participation, Community Ownership, and Cross-Platform Engagement. This fusion of Entertainment, Web3, and Commerce will allow us to Monetize Audiences in Innovative Ways, while reinforcing our broader Ecosystem of Products, Supplements, and Lifestyle Offerings.

Limitless Digital Assets

The company intends to launch a series of Innovative Projects in the Digital Assets Space, designed to push the Boundaries of how Consumers interact with Wellness, Entertainment, and Lifestyle Brands. By combining Blockchain Technology with Artificial Intelligence (AI), these Initiatives will create smarter, more Personalized Engagement Experiences that not only extend our Ecosystem into the Next Generation of Commerce but also set New Standards for how Communities connect with Brands. These upcoming Launches will open New Value Streams, foster deeper Consumer Participation, and position Limitless X at the forefront of AI-Driven Web3 Innovation. As this time, these projects are in the initial planning stages and are aspirational.

Together, these Divisions strengthen one another, expanding our Reach, deepening Consumer Loyalty, and creating multiple Channels of Growth across Industries.

Expansion Plans

Looking ahead, we are entering a Transformative Phase of Expansion. Our Priorities include:

●	Broadening our Product and Brand Portfolio with additional complimentary products, such as premium branded supplement brands, to our current Dietary Supplements.

●	Leveraging Influencers, Digital Media, and Strategic Partnerships to accelerate Market Penetration.

●	Expanding Direct-to-Consumer Strategies while building Offline Retail Distribution.

●	Pursuing International Opportunities where our Offerings have strong potential.

We are confident that these Initiatives will not only increase Revenue but also create Meaningful Long-Term Value for our Shareholders.

Near-Term Outlook: Advancing Leadership in Personalized Healthcare, Accelerating Revenue Growth, and Delivering Shareholder Value

In the near term, we anticipate several pivotal events that will underscore our commitment to becoming a recognized leader in the fast-growing field of personalized healthcare. These initiatives are expected to not only expand our revenue base at a rapid pace but also strengthen our strategic positioning across the broader health, wellness, and consumer markets.

At the same time, our capital markets strategy is designed to reward both current and future shareholders through disciplined growth, transparent execution, and value-creating opportunities that expand our investor base. By combining operational momentum with an expanding pipeline of products and partnerships, we believe Limitless X is well-positioned to capture meaningful market share and set a new standard in personalized healthcare innovation.

Forward-Looking Commitment to Shareholders

Our mission is clear and unwavering: to build a stronger, more adaptable company that consistently delivers sustainable growth and maximizes shareholder value. With a solid financial foundation, SEC-qualified offering, transparent reporting practices, and a comprehensive expansion strategy, Limitless X Holdings is well-positioned to seize future opportunities and drive long-term success.

We operate across diverse industries that empower personal well-being and self-expression. Our portfolio spans health and wellness, nutritional supplements, and functional medicine, while maintaining a strong presence in entertainment, film production, digital assets, and emerging technologies such as artificial intelligence and Web3 applications. This breadth not only appeals to today’s consumers but also ensures resilience across varying economic cycles.

At the core of our strategy is the creation of multiple revenue streams from every angle. By avoiding reliance on any single market or product line, we expect to deliver a diversified approach that connects with all audiences, across all demographics, on a truly global scale.

Looking Ahead Over the Next 2–3 Years, I Believe Limitless X Holdings is Positioned to Redefine How People Approach General Health, Wellness, and High-Performance Living. Our Goal is to Go Beyond Traditional Methods by Building a Fully Integrated Platform Where Preventative Health and Cutting-Edge Science are Seamlessly Embedded Into the Way Consumers Live, Learn, and Engage Every Day.

A key part of this Vision is our commitment to leveraging Entertainment as a Platform for Education and Transformation. Whether through Movies, Television Series, or Sporting Events, we will deliver experiences that are not only Educational, Fun, and Satisfying, but also effectively convey the Message we are seeking to share. In doing so, we will help Consumers understand the Importance of Health, Wellness, and High-Performance Living in a Relatable, Inspiring Way. Entertainment is the Universal Language, and we will harness it to make Wellness accessible to All Demographics, worldwide.

Equally transformative are our Plans in Digital Assets, Blockchain, and Web3 Technologies. We intend to launch Projects that merge AI, Tokenized Engagement Models, and Blockchain-Enabled Platforms to build Stronger Communities and empower Consumers to take an active role in their Wellness Journey. From Tokenized Loyalty Rewards and Digital Ownership Models to Interactive Blockchain-Driven Consumer Engagement Tools, these Initiatives will bring entirely new Dimensions to how People interact with our Brands and Ecosystem.

As the Company’s Largest Common Shareholder and the First and Major Holder of our 15% Perpetual Preferred, I intend to reward Present and Future Shareholders directly through these Efforts. This means creating Innovative Ways to allow all our Holders to Participate in our Success without Diluting Shareholders.

To further strengthen our Financing and Capital Markets Strategy, we are also pleased to announce that we have engaged Wilson-Davis & Co., Inc. / Atlas Clear as our Broker-Dealer and Underwriter for our Regulation A Tier 2 Offering. Partnering with such a Respected Firm provides us with additional Market Credibility and ensures that our Capital-Raising Efforts are conducted with the Highest Level of Compliance, Structure, and Professionalism. This Relationship will play an important role in supporting our Growth Initiatives, expanding our Investor Base, and ultimately creating Greater Value for our Shareholders.

On behalf of the Management Team, I want to thank you for your Continued Trust and Support. The Progress we have made to date is only the Beginning of what we believe will be a Transformative New Chapter for Limitless X Holdings, Inc.

Sincerely,

Jas Mathur

Chairman & CEO

Limitless X Holdings, Inc.

About Limitless X Holdings Inc.

Limitless X Holdings, Inc. is building a diversified, value-driven ecosystem targeting the expanding global markets in Health, Wellness, Entertainment, Community, and Brand Development. Through its wholly owned subsidiary, Limitless X, Inc., the Company operates a scalable Direct-to-Consumer eCommerce platform delivering innovative products and services that empower consumers to optimize their lifestyles and well-being.

A key growth driver will be BodyCor, a technology-driven initiative in development that integrates advanced health diagnostics and AI within the Company’s consumer brands. BodyCor aims to disrupt preventative wellness with non-invasive, saliva-based diagnostics offering real-time health insights, combined with premium nutraceuticals and personalized, science-backed protocols. This scalable initiative targets growing demand for personalized, preventative healthcare and supports long-term shareholder value.

Limitless X is also expanding into Film and Television with well-aligned content and exploring High-Performance Healthy Living real estate developments focused on longevity and lifestyle optimization. Supported by global distribution, digital marketing, and strategic partnerships, Limitless X is positioned to enhance its international presence and deliver differentiated growth and impact across markets.

Cautionary Note Regarding Forward Looking Statements

This Shareholder Letter contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, expectations regarding Limitless X Holdings, Inc.’s future growth, financial performance, product development, market expansion, revenue streams, strategic initiatives, and the success of its Regulation A Tier 2 Offering. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed or implied. These risks include, but are not limited to, market acceptance of new products, competitive pressures, regulatory challenges, economic conditions, and the company’s ability to execute its strategic plans. Additional information on these and other risks is detailed in the company’s filings with the Securities and Exchange Commission (SEC). The company undertakes no obligation to update these forward-looking statements, except as required by law. Investors are cautioned not to place undue reliance on these statements.

Media Contact:

media@limitlessx.com

Investor Relations Contact:

ir@limitlessx.com